UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 10, 2007

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ECOPEHERE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

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Delaware	000-25663	65-0841549
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3515 S.E Lionel Terrace, Stuart, FL 34997

(Address of Principal Executive Office) (Zip Code)

(772) 287-4846

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

Item 1.02

Termination of a Material Definitive Agreement.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 10, 2007, Ecosphere Technologies, Inc.’s (“ETI”) board of directors appointed Mr. Gordon L. Goodman Senior Vice-President – Business Development of ETI and approved the financial terms of an Employment Agreement with Mr. Goodman, to serve as Senior Vice President – Business Development of ETI and President of Ecosphere Systems, Inc. (“ESI”), ETI’s water filtration subsidiary. On May 15, 2007, the board of directors of ESI, by unanimous consent, appointed Mr. Goodman President of ESI.

The key terms of the Employment Agreement, which was executed by both ETI and Mr. Goodman on May 15, 2007, are:

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A term of two years;

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An annual salary of $165,000;

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A 2% commission from all ESI revenue;

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A 1% commission on all ETI revenue on a consolidated basis; and

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A grant of 400,000 non-qualified five-year options exercisable at $0.50 per share which will vest in four equal increments of 100,000 on October 1, 2007, May 1, 2008, October 1, 2008 and May 1, 2009 subject to continued employment on the applicable vesting date.

Since 2005 Mr. Goodman has been a Senior Advisor for Perot Systems Corp. From 2004 until 2005 he was Vice President of Oracle on Demand and a Director of Hosting Sales for PeopleSoft, Inc. in North America. From 2002 through 2003 he was a director of Unisys Global Outsourcing.

On May 10, 2007 ETI, terminated the Representation Agreement dated June 2005 between itself, ESI, and The Allbaugh Company, LLC as provided for in the agreement and shall cease paying The Allbaugh Company, LLC its $30,000 monthly retainer under such agreement as of April 30, 2007. Mr. Joe M. Allbaugh, one of our directors, is the manager of The Allbaugh Company, LLC. In consideration for termination of the Representation Agreement and for continuing to manage the relationship with Oshkosh Truck Corp. and Pierce Manufacturing, Inc., ETI shall transfer to Mr. Allbaugh 10% of the issued and outstanding shares of common stock of ESI, which common stock shall vest in four equal installments on December 5, 2007, 2008, 2009 and 2010, provided that on each applicable vesting date the Joint Marketing and Supply Agreement between Ecosphere Systems, Inc. and Pierce Manufacturing Inc. has not been terminated.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

Exhibit Number	Description
10.1	Employment Agreement with Gordon L. Goodman

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ECOSPHERE TECHNOLOGIES, INC.

By:	/s/ JAMES C. RUSHING III
James C. Rushing III Chief Financial Officer

Date:  May 16, 2007

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